SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 15, 2004

HUNTINGTON BANCSHARES INCORPORATED

(Exact Name of Registrant as specified in its charter)

Maryland	0-2525	31-0724920

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

Huntington Center
41 South High Street
Columbus, Ohio 43287
(614) 480-8300
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 – News release of Huntington Bancshares Incorporated, dated April 15, 2004.
Exhibit 99.2 – Quarterly Financial Review, March 2004.

Item 12. Results of Operations and Financial Condition.

     On April 15, 2004, Huntington Bancshares Incorporated (“Huntington”) issued a news release announcing its earnings for the first quarter ended March 31, 2004. Also on April 15, 2004, Huntington made a Quarterly Financial Review available on its web site, www.huntington.com. The information contained in the news release and the Quarterly Financial Review, which are attached as Exhibits 99.1 and 99.2, respectively, to this report, are incorporated herein by reference.

     Huntington’s senior management will host an earnings conference call April 15, 2004, at 1:00 p.m. EST. The call may be accessed via a live Internet web cast at www.huntington-ir.com or through a dial-in telephone number at 800-251-6529. Slides will be available at www.huntington-ir.com just prior to 1:00 p.m. EST on April 15, 2004, for review during the call. A replay of the web cast will be archived in the Investor Relations section of Huntington’s web site at www.huntington.com. A telephone replay will be available two hours after the completion of the call through April 30, 2004, at 888-266-2081; conference call ID 416885.

     The information contained or incorporated by reference in this Current Report on Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading “Business Risks” included in Item 1 of Huntington’s Annual Report on Form 10-K for the year ended December 31, 2003, filed March 5, 2004, and other factors described from time to time in Huntington’s other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Current Report on Form 8-K are based on information available at the time of the Report. Huntington assumes no obligation to update any forward-looking statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date: April 15, 2004	By:	/s/ Michael J. McMennamin
Michael J. McMennamin, Vice Chairman,
Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	News release of Huntington Bancshares Incorporated, April 15, 2004.
Exhibit 99.2	Quarterly Financial Review, March 2004.